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                                Exhibit 10 (f)

                               C-TEC CORPORATION
                               -----------------

                            1994 STOCK OPTION PLAN


SECTION 1.  GENERAL INFORMATION
            -------------------

1.1   Purposes of the Plan and Types of Grants
      ----------------------------------------

      The purpose of this 1994 Stock Option Plan (the "Plan") of C-TEC Corporation, a Pennsylvania corporation (the "Company") is to advance the interests of the Company by providing a means for the Company to attract and retain well-qualified employees, provide to employees an incentive to commence or continue service with the Company, and enable employees to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such employees and the Company's shareholders. It is intended that this purpose will be effected through the granting of stock options. The term "option," as used in this Plan, shall include incentive stock options ("Incentive Stock Options") and non-qualified stock options ("Non-qualified Stock Options"). It is intended that the Incentive Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 as now in effect or as later amended (the "Code") and shall be subject to the tax treatment described in Section 421 of the Code. Except as otherwise expressly provided herein, the term Company shall include any "parent" and "subsidiary" of the Company, as such terms are used in Section 424(e) and 424(f), respectively, of the Code.


1.2  Stock Subject to the Plan
     -------------------------

     The maximum number of shares which will be issuable in respect of grants under the Plan shall be an aggregate of 1,350,000 shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), subject to adjustment as provided in Section 3.1 herein. Such shares may be authorized and unissued shares, or shares which shall have been purchased or acquired by the Company for this or any other purpose in accordance with the Plan. In the event any options granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, those shares relating to an unexercised option, shall again be available for the purposes of the Plan.

1.3  Administration of the Plan
     --------------------------

          (a) The Plan shall be administered by the Board of Directors, the Compensation Committee or such other committee as may be designated by the Board of Directors (collectively referred to herein as the "Committee"). The Committee shall consist of at least two members of the Board of Directors and each member of the Committee must be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")


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          (b) The Committee shall determine, within the limits of the express provisions of the Plan, the individuals to whom, and the time or times at which options shall be granted, the number of shares to be subject to each option, the terms, conditions, restrictions and limitations of each option to be granted, the expiration date of each option (the "Expiration Date"), whether and to what extent options granted under the Plan shall be designated as Incentive Stock Options, the exercise price of each option and the time or times within which (during the term of the option) all or portions of each option may be exercised. In making such determinations, the Committee shall take into account such factors as the Committee in its discretion shall deem relevant.


          (c) Subject to the express provisions of the Plan, the Committee may interpret the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; determine the terms and provisions of each option (which need to be identical); and make all other determinations necessary or advisable for the administration of the Plan.


1.4  Eligibility
     ----------

     Options may be granted only to persons who are employees of the Company, including employees who are directors and/or officers ("Eligible Persons"); provided, however, that (i) employees subject to a collective bargaining
--------  -------
agreement with the Company and (ii) directors of the Company who are not otherwise actively employed by the Company, shall not be eligible.


SECTION II. STOCK OPTIONS
            -------------

2.1  General Limitation on Incentive Stock Options and Non-Qualified Stock
     ---------------------------------------------------------------------
Options
-------

          (a) The aggregate fair market value (determined as of the date on which the option is granted) of stock with respect to which options designated as Incentive Stock Options, together with incentive stock options under any other plan of the Company, are exercisable for the first time by any employee in any calendar year shall not exceed $100,000. In addition, no options designated as Incentive Stock Options may be granted under the Plan if such grant, together with any other applicable grant of Incentive Stock Options under the Plan or incentive stock options under any other plan of the Company would exceed any other applicable maximum established under Section 422 of the Code for Incentive Stock Options. If an option granted under the Plan which is designated as an Incentive Stock Option exceeds such limitations, such option, to the extent of such excess, shall be a separate Non-qualified Stock Option.

          (b) The maximum number of shares of Common Stock subject to Non-qualified Stock Options that may be granted to any Eligible Person during any ten year period shall not exceed subject to adjustment as provided in
Section 3.1 herein, 1,350,000 shares. Solely for purposes of this Section 2.1(b), if an outstanding Non-qualified Stock Option is canceled, the shares subject to such option shall continue to be counted against said maximum number.

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2.2  Exercise Price
     --------------

     The price at which shares of the Common Stock may be purchased pursuant to the exercise of options granted under the Plan ("Exercise Price") shall be established by the Committee, but shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted. However, if the option is intended to qualify as an Incentive Stock Option, the Exercise Price must be not less than 110% of the fair market value of the Common Stock on the date the option is granted if an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Company. The fair market value of the Common Stock on any day shall be the value of a share of Common Stock as reported for stock exchange (including an automated system of quotations) transactions and/or determined in accordance with any applicable resolutions or regulations of the Committee in effect at the relevant time.

2.3  Term of Each Option
     -------------------

     The term of each option shall be for such period as the Committee shall determine, but not more than ten years from the date of the granting thereof, provided that if an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Company and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the term of such option shall be no more than five years.

2.4  Exercise of Options
     -------------------

          (a) Options granted under the Plan shall be exercisable in cumulative annual increments of 20% commencing one year from the date of grant, except as (i) otherwise provided by the Committee and evidenced in the option agreement or instrument or (ii) except in the event of a Change in Control
(as such term is defined in Section 2.4(d) herein) in which case all of such options shall become exercisable immediately. No fractional shares, or cash in lieu thereof, shall be issued under this Plan or under any option granted hereunder.

         (b) The Exercise Price of the shares as to which an option shall be exercised shall be paid in full at the time of exercise by one or any combination of the following methods, as determined by the Committee: (i) in cash, certified check, bank or cashier's check or money order (collectively referred to therein as a "Check"), and/or (ii) by transferring to the Company owned and unencumbered shares of Common Stock (to the extent the Company is not then prohibited from purchasing or acquiring shares of such stock), having a fair market value (determined in accordance with the methods described in Section 2.2) equal to or less than the aggregate exercise price of the options exercised, with a Check for the remainder, if any, of the Exercise Price. The Company shall not be required to deliver certificates for such shares until such payment has been made.

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          (c) The Company may, in its sole discretion, if so requested by an optionee, pay an optionee, in lieu of the exercise of his option for all or a portion of the shares covered by such option, whichever of the following is designated by the Committee: (i) cash equal to the excess of the fair market value of one share over the Exercise Price per share specified in such option multiplied by the number of shares called for by the option, or the specified portion of such shares; or (ii) the nearest whole number of shares of Common Stock having an aggregate value which is not greater than the cash amount calculated in (i) above; or (iii) a combination of (i) or
(ii) above. The method of exercise provided in Section 2.4(c)(i), (ii) and
(iii) are referred to herein collectively as the "alternative settlement method." The Committee may specify at any time by written notice to an optionee that the alternative settlement method with respect to his option will be available only for cash or for stock or for a specified combination of each. The alternative settlement method shall be available only to the extent that an option is exercisable and only if the fair market value of a share of Common Stock on the date a request for the alternative settlement method is granted exceeds the Exercise Price per share specified in the option. At option, or any portion thereof, with respect to which an optionee's request for the alternative settlement method is granted shall be surrendered to the Company. An option shall cease to be exercisable to the extent that an optionee's request for the alternative settlement method is granted, and the underlying shares will not be regarded as available for new option grants in the future.

          (d) The term "Change in Control" shall mean:

               (i) any acquisition, beneficially or otherwise, by any "Unrelated Party" (as such term is defined below) of securities of the Company representing 30% or more of the combined voting power of the Company securities issued and outstanding immediately prior to such acquisition (a series of acquisitions by an Unrelated Party shall be treated as a single acquisition to the extent the aggregate number of shares acquired in such series equals or exceeds 30%); provided, however, that securities acquired by any entity
                 --------  -------
on or before February 22, 1994 shall be excluded in making such determination;


               (ii) a voluntary or involuntary dissolution or reorganization of the Company; or

               (iii) a change in the majority of the Board of Directors of the Company in connection with, or directly resulting from, a merger, sale of assets or other reorganization of the Company, an Unrelated Party tender offer or proxy contest. Such a change in the majority of the Board of Directors shall be deemed to have occurred if the persons who were the Directors of the Company immediately before such event of acquisition cease to constitute a majority of the Board of Directors of the Company or any successor to the Company at any time within twelve months after such event or acquisition.

          (e) The term "Unrelated Party" shall mean any party or group of parties acting together, excluding, however, (i) the Company, (ii) any entity (including affiliates (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) of such entity) that on February 22, 1994, owned more than fifty percent (50%) of the combined voting power of the Company's securities, (iii) any trustee under any employee benefit plan maintained by the Company, and (iv)

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any nominee holder for a securities exchange in which the capital stock of the Company may be traded, if any. Notwithstanding anything contained herein to the contrary, a Change in Control shall not include the reincorporation of the Company in a state other than Pennsylvania or the restructuring of the Company to create a holding company, provided that such restructuring does not otherwise result in a Change in Control.


2.5  Non-Transferability of Options
     ------------------------------

     No option granted under the Plan may be assigned or transferred otherwise than by will or by the laws of descent and distribution and during an optionee's lifetime shall be exercisable only by the optionee, or in the event of an optionee's legal incapacity, such optionee's court appointed representative.

2.6  Termination of Employment or Other Service
     ------------------------------------------

     If an optionee ceases to be an Eligible Person for any reason other than disability (as such term is defined below) or death, then each outstanding option granted to such optionee under the Plan will terminate on the date three months after the date such optionee ceases to be an Eligible Person
(or, if earlier, the date specified in the option agreement or instrument).
If an optionee ceases to be an Eligible person by reason of death or disability (or if the optionee's eligibility is terminated by reason of his or her disability and the optionee dies within one year after such termination of eligibility), then each outstanding option granted to the optionee under the Plan will terminate on the date on year after the date of such termination of eligibility (or one year after the later death of a disabled optionee) or, if earlier, the date specified in the option agreement or instrument.
Such options will be exercisable to the extent that the optionee was able to exercise same as of the date the optionee ceased to be an Eligible Person. Notwithstanding anything to the contrary herein an option may not, under any circumstances, be exercised subsequent to its Expiration Date. For the purpose of this Section 2.6, "disability" or "disabled" shall mean permanent mental or physical disability as determined by the Committee subject, in the case of an Incentive Stock Option, to the requirements of Section 22(e)(3) of the Code.

2.7  Other Instruments
     -----------------

     Options shall be evidenced by an instrument or agreement dated the date the option is granted, and shall contain such terms and conditions, consistent with the Plan, as the Committee shall approve.

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SECTION III.   ANTI-DILUTION PROVISIONS
               ------------------------

3.1  Adjustment in the Event of Change in Stock
     ------------------------------------------

     In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number and class of shares available under the Plan, and the number, class and the price of shares subject to outstanding options shall be appropriately adjusted by the Committee, whose determination shall be conclusive.


SECTION IV.   MISCELLANEOUS
              -------------

4.1  Compliance with Securities Laws and Stock Exchange Requirements
     ---------------------------------------------------------------

     Each option granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the registration, qualification or listing of the shares subject to such option upon a securities exchange (which for the purposes of this Section
4.1 shall include NASDAQ or other similar automated system of quotation) or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such option, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Nothing in the Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

4.2  Withholding Taxes
     -----------------

     The Company shall have the right to deduct any sums that federal, state or local tax law requires to be withheld with respect to the exercise of any option, or as otherwise may be required by such laws. The Company may require as a condition to issuing or delivering shares upon exercise of the option that the holder of an option or other person exercising the option pay any sums that federal, state, or local tax requires to be withheld with respect to such exercise. This authority shall permit the Company to withhold or receive shares or other property and to make cash payments in respect thereof in satisfaction of the optionee's tax obligations, including tax obligations in excess of mandatory withholding requirements, subject to and only to the extent authorized by the Committee. The Company shall not be obligated to advise any optionee of the existence of the tax or the amount which the Company will be so required to withhold.

4.3  Amendment and Termination
     -------------------------

     The Board of Directors may from time to time amend and at any time rescind or terminate the Plan as it shall deem advisable; provided, however,
                                                          --------  -------
that no change that would impair the rights of the optionees may be made in options theretofore granted without the consent of the

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optionees, and provided further, that no amendment which requires the approval
               -------- -------
of shareholders in order for the Plan to comply with Rule 16b-3 under the Exchange Act shall be adopted without such approval of shareholders.

4.4  No Rights Conferred
     -------------------

     Nothing contained herein will be deemed to give any individual any right to receive an option under the Plan or to be retained in the employ or service of the Company nor shall this Plan nor any option granted hereunder be construed as a contract of employment with any Eligible Person.

4.5  Governing Law
     -------------

     The Plan and each agreement or instrument evidencing an option shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and performed within such state, except as such laws may be supplanted by the federal laws of the United
States of America, which laws shall then govern its effect and its construction to the extent they supplant Pennsylvania law.

4.6  Compliance with Rule 16b-3
     --------------------------

          (a) Unless an optionee could otherwise transfer shares issued upon exercise of an option or exercise a right to receive cash under the Plan without incurring liability under Section 16(b) of the Exchange Act, at least six months must elapse from the date of acquisition of an option to the date of disposition of the shares issued upon exercise of the option, and no right to receive cash under the Plan may be exercised within six months after the date of grant of such right.


          (b) It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of an option to or other transaction by a participant who is subject to Section 16 of the Exchange
Act (except for transactions exempted under alternative Exchange Act rules or acknowledged in writing to be non-exempt by such participant). Accordingly, if any provision of the Plan or any instrument relating to an option does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such participant shall avoid liability under Section 16(b).

4.7  Term of the Plan
     ----------------

     The Plan shall become effective as of February 22, 1994 by action of the Board of Directors conditioned on and subject to approval of the Plan, by a vote of the holders of a majority of the shares of the Company present in person or by proxy at a duly held shareholders meeting at which a quorum representing a majority of all outstanding voting stock is present. The Plan shall terminate on February 21, 2004, or at such earlier date as may be determined by the Board of Directors in accordance with Section 4.3.

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                                     C-TEC

                             1994 STOCK OPTION PLAN
                                AMENDMENT NO. 1


          THIS AMENDMENT NO. 1 to the 1994 STOCK OPTION PLAN is made this 14th day of September, 1995, by the Committee. Capitalized terms used without being defined herein shall have the meanings ascribed to them by the Plan (as defined herein).

          WHEREAS, the Committee adopted the 1994 Stock Option Plan ("Plan") on February 22, 1994 and the shareholders approved the Plan on April 21, 1994; and

          WHEREAS, pursuant to Section 4.3 of the Plan, the Committee is duly authorized to administer the Plan, including amending and rescinding the terms and conditions of the Plan;

          NOW, THEREFORE, the Committee does hereby amend the Plan as follows:

                   1. Section 2.4 (c) is hereby amended as follows:
          "[Internationally Omitted]."